UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2022

M3-Brigade Acquisition II Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40162	86-1359752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway—19th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 202-2200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	MBAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	MBAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	MBAC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on August 16, 2021, M3-Brigade Acquisition II Corp., a Delaware corporation (“MBAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Steel Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of MBAC (“Merger Sub”), and Syniverse Corporation, a Delaware corporation (“Syniverse”), pursuant to which Merger Sub will merge with and into Syniverse, with Syniverse surviving the merger as a wholly owned subsidiary of MBAC (the “Business Combination”). In connection with the proposed Business Combination, MBAC filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement dated January 7, 2022 (the “Proxy Statement”), which MBAC first mailed on or about January 7, 2022 to its stockholders of record as of January 6, 2022.

Following the announcement of the Merger Agreement and as of the date of this Current Report on Form 8-K, one lawsuit challenging the Business Combination has been filed. This lawsuit, captioned Adam Snitkoff v. Mohsin Meghji et al. (Case No. 613125/2021), filed in the Supreme Court of the State of New York, County of Nassau, on October 15, 2021 (the “Snitkoff Complaint”), alleges, among other things, claims for fraudulent and negligent misrepresentation and concealment in connection with allegedly false and misleading statements and omissions in the Proxy Statement concerning the proposed Business Combination. In addition to the Snitkoff Complaint, MBAC has received certain demand letters from purported stockholders of MBAC alleging that the Proxy Statement omits material information and demanding that MBAC provide certain corrective disclosures. MBAC has not responded to any of the letters, and as of the date of this Current Report on Form 8-K, the only complaint filed with respect to the Business Combination is the Snitkoff Complaint.

MBAC believes that the claims asserted in the Snitkoff Complaint are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Snitkoff Complaint delays or otherwise adversely affects the Business Combination, and to minimize the costs, risks and uncertainties inherent in defending the lawsuit, and without admitting any liability or wrongdoing, MBAC has agreed to supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, MBAC specifically denies all allegations in the Snitkoff Complaint that any additional disclosure was or is required.

In addition to the supplemental disclosures provided in Section 1 below in respect of the litigation relating to the Business Combination, MBAC has determined to supplement the Proxy Statement as described in Section 2 below in order to provide additional information to its stockholders.

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Proxy Statement and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement.

A.	Supplemental Disclosures to Proxy Statement in Connection with the Snitkoff Complaint

1.

The following disclosure is added before the final paragraph under the heading “Proposal No. 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination” on page 202 of the Proxy Statement:

Our Sponsor paid $25,000 for 9,975,000 Founder Shares and such shares will have an aggregate value of $99,750,000 if the Founder Shares are valued at $10.00 per share or $99,151,500 if the Founder Shares are value at $9.94 per share (which was the trading price of the Class A Stock on the NYSE as of the record date for the Special Meeting). We believe, however, that the fair value of the Founder Shares would be materially lower than the fair value of the Class A Shares because of the restrictions applicable to the Founder Shares (including the lock-up and vesting terms described elsewhere in this proxy statement). Additionally, the Sponsor will acquire 1,500,000 shares of Class A Stock at a price of $10.00 per share in the PIPE Investment at the Closing. Each of our directors holds an interest in Founder Shares (either directly or through our Sponsor) and each director who holds Founder Shares through our Sponsor will hold an indirect pro rata interest in the shares of Class A Stock received through the PIPE Investment by virtue of their investment in the Sponsor. In the event that the Business Combination is not consummated, the Founder Shares held directly or indirectly by our directors would have no value and our directors would not receive an interest in the shares of Class A Stock relating to the PIPE Investment.

Our Sponsor paid an aggregate of $11,250,000 for its 7,500,000 Private Placement Warrants (i.e., $1.50 per Private Placement Warrant) to purchase shares of Class A Stock and such Private Placement Warrants will expire worthless if a business combination is not consummated by March 8, 2023. Each whole Private Placement Warrant entitles the registered holder to purchase one whole share of Class A Stock at a price of $11.50 per share, subject to adjustment as discussed in the proxy statement, at any time commencing on the later of 12 months from the closing of the IPO or 30 days after the completion of the Business Combination. If holders of the Private Placement Warrants elect to exercise such warrants on a cashless basis, they would pay the exercise price by surrendering their warrants for that number of shares of Class A Stock equal to the quotient obtained by dividing (i) the product of the number of shares of Class A Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the fair market value of such warrants by (ii) the fair market value. The “fair market value” is defined in the Company’s organizational documents as the average reported last sale price of the Class A Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. Accordingly, the financial value of our directors’ indirect interest in the Private Placement Warrants through their ownership interest in the Sponsor (other than with respect to one of our directors, who does not hold an interest in the Private Placement Warrants) depends on multiple factors which are outside of our control and difficult to estimate, including the timing of the directors’ exercise of their warrants, the fair market value of the warrants at such time, and the lock-up restrictions applicable to such warrants pursuant to the Stockholders’ Agreement. The price of $1.50 per Private Placement Warrant paid by our Sponsor to acquire its Private Placement Warrants is greater than the trading price of the public warrants at the time such warrants began to separately trade on the NYSE on April 23, 2021 and as of January 6, 2022, the record date for the Special Meeting.

At the Closing, the Company will enter into the Registration Rights Agreement with the Restricted Stockholders. Pursuant to the Registration Rights Agreement, and subject to the Lock-Up Period applicable to certain Restricted Stockholders, the Registrable Securities will be entitled to certain registration rights discussed elsewhere in the proxy statement. The Registrable Securities include, among other things, (i) the Private Placement Warrants and any shares of Class A Stock issued or issuable upon the exercise of such warrants, and (ii) any issued and outstanding shares of Class A Stock, including any shares distributed pursuant to the Merger Agreement and shares issued pursuant to the PIPE Investment, in each case directly or indirectly beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by a Restricted Stockholder as of immediately following the Closing. Accordingly, the Private Placement Warrants (and the underlying shares of Class A Stock) held by the Sponsor, the shares of Class A Stock acquired by the Sponsor in the PIPE Investment, and the shares of Class A Stock issued at the Closing upon the conversion of the Founder Shares held directly or indirectly by our directors, will constitute Registrable Securities, and our directors will benefit from the registration rights applicable thereto.

2.	The following disclosure is added at the end of the second paragraph under the heading “Management After the Business Combination—Board of Directors” on page 311 of the Proxy Statement:

As of the date of this proxy statement, no decision has been made as to the compensation of the directors of the post-combination company. The compensation committee of the Board established at the Closing will be responsible for reviewing and approving the compensation plan for directors of the post-combination company following the Closing. The compensation committee will develop an executive compensation program that is consistent with Syniverse’s existing compensation policies and philosophies, which are designed to align compensation with business objectives and the creation of stockholder value, while enabling the post-combination company to attract, motivate and retain individuals who contribute to its long-term success. Mr. Meghji is the only director who will be continuing as a director of the post-combination company and our remaining directors will receive no economic benefit from any compensation to be paid to directors of the post-combination company.

3.

The following disclosure is added before the final paragraph under the heading “Proposal No. 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination” on page 202 of the Proxy Statement:

Prior to our IPO, we determined to add employees of Brigade to our existing management team to support the successful execution of our business plan. Our decision to combine our team with the Brigade Team was driven by multiple factors, which are discussed in further detail below and in our IPO prospectus.

The Brigade Team has extensive experience and a track record of success in investing in companies facing challenges, as well as companies in high growth sectors. Through the Brigade Team, we have been able to draw upon the resources of Brigade, which brings a 14+ year track record of deep fundamental credit research driven by a disciplined investment process that has been proven over numerous market cycles. Donald E. Morgan III, Brigade’s Founder, Managing Partner and Chief Investment Officer, leads a global team of 117 employees, including 49 investment professionals that are highly skilled in evaluating, structuring and executing investments and bring deep, specialized industry knowledge. Portfolios managed by Brigade are invested in over 380 investments across a wide variety of industries, including telecommunications, healthcare, industrials, leisure & gaming, and technology, among others. In addition to leveraging the contacts and relationships held by our combined team to identify attractive acquisition opportunities, we have benefited from the long-standing relationships held by the management, directors, and advisors of Brigade with owners of private and public companies, private equity funds, investment bankers, attorneys, and accountants. Brigade receives a regular stream of investment opportunities in the ordinary course of its business and has utilized its relationships to provide a stream of potential business combination opportunities to us. Brigade has also provided assistance with diligence of potential business combination targets, the negotiation of the Business Combination, and our efforts to obtain replacement capital for tendering stockholders in the de-SPAC process.

Our decision to combine our team with the Brigade Team was driven by our belief that the broad experience of our combined team would enable us to explore a wide range of potential acquisition targets meeting our target characteristics, and that our combined team would have the skills, experience and relationships needed to source and execute our initial business combination at a favorable valuation and subsequently create value in businesses that we acquire. We also believed that the expertise brought by the Brigade Team would provide experience and expertise in diligencing targets for our initial business combination that was not available within our initial team, allowing us to better protect the interests of all of our investors. Importantly, our decision was made at the time of formation of the Company and was disclosed in detail in our IPO prospectus. Our decision was therefore made prior to identifying Syniverse as a potential target company and independently of Brigade’s status as a significant lender to Syniverse. Furthermore, as detailed in the section of this proxy statement entitled “Proposal No. 1—The Business Combination Proposal—Background of the Business Combination,” prior to commencing discussions with Syniverse, we entered into 20 non-disclosure agreements with potential targets pursuant to which we received access to virtual data rooms containing diligence materials and other confidential information. We also reviewed approximately 30 other potential business combination opportunities without entering into a non-disclosure agreement. Throughout this process, we delivered two non-binding letters of intent to other potential business combination targets.

Upon selecting Syniverse as the potential target for our initial business combination, our Board and Brigade took steps to protect against the potential conflicts of interest arising from Brigade’s role as a lender to Syniverse. As detailed in the section of this proxy statement entitled “Proposal No. 1—The Business Combination Proposal—Background of the Business Combination,” Brigade utilized barriers on information sharing between its representatives on the Company’s deal team and the remainder of Brigade’s staff throughout the evaluation of the potential transaction to preserve the confidentiality of material non-public information it received from Syniverse or the Company. In addition, Mr. Vincent recused himself from several discussions of the Board over the course of the evaluation, including discussions held at the June 2, 2021 and August 13, 2021 Board meetings, and the Brigade Team similarly recused itself from those discussions, in order to allow the remainder of the Board to conduct those discussions without influence of Brigade. At the August 15, 2021 Board meeting held to approve the Business Combination, Mr. Vincent offered to recuse himself from voting on the resolutions; however, the Board determined after discussion that such recusal was unnecessary in view of the fulsome prior disclosure and discussions of Brigade’s interests in the transaction.

4.

The disclosure in the fourth paragraph on page 184 of the Proxy Statement under the heading “Proposal No. 1—The Business Combination Proposal—Background of the Business Combination” is hereby amended and restated as follows:

On April 15, 2021, representatives of the Company and Syniverse met at Syniverse’s offices in Tampa, Florida for management meetings. The purpose of the meeting was to meet Syniverse’s Chief Executive Officer and to evaluate if he and Syniverse would be suitable merger partners for the Company. The attendees discussed, among other topics, Syniverse’s business segments, strategic priorities and operating plans, which included a discussion of information regarding the Carrier and Enterprise businesses, the history of each business, the addressable markets for each segment and issues confronting each business.

5.

The disclosure in the sixth paragraph on page 185 of the Proxy Statement under the heading “Proposal No. 1—The Business Combination Proposal—Background of the Business Combination” is hereby amended and restated as follows:

On April 29, 2021, the Board held a meeting via teleconference. During this meeting, the Board reviewed an update on discussions with Syniverse and the due diligence completed by the Company’s management and advisors with respect to Syniverse’s business, the proposed timeline for the proposed business combination transaction and potential PIPE process, and the terms of the proposed business combination transaction. As part of this update, the Company’s management provided the Board with details regarding Syniverse’s business segments, its product and service offerings, the industry in which it operates and its ownership structure. Representatives of Brigade also informed the Board of Brigade’s ongoing relationship with Syniverse as the largest holder of Syniverse’s debt, and stated that Brigade has served as one of the largest lenders to Syniverse for several years and has been able to develop a good relationship with Syniverse and Carlyle in its capacity as such. As of April 29, 2021, Brigade held approximately 18.7% of Syniverse’s outstanding debt under the Existing Credit Facilities (or $346.0 million). During the period from the consummation of the Company’s IPO until this meeting, Mr. Meghji regularly spoke with members of the Board on an individual basis to keep them informed and seek their counsel on the various business combination opportunities that the Company was considering, including in connection with moving forward on the letter of interest with Syniverse.

6.

The disclosure in the fourth paragraph on page 186 of the Proxy Statement under the heading “Proposal No. 1—The Business Combination Proposal—Background of the Business Combination” is hereby amended and restated as follows:

On May 10, 2021, representatives of the Company held a due diligence call with representatives of Twilio in which the parties discussed, among other topics, the business relationship between Twilio and Syniverse and Twilio’s expectations and priorities with respect to its contemplated investment in Syniverse pursuant to the Framework Agreement. The Company also discussed the Wholesale Agreement with Twilio in an effort to understand the benefits to Syniverse and Twilio, and inquired into other potential business opportunities that might exist between Syniverse and Twilio.

7.

The disclosure in the fifth paragraph on page 186 of the Proxy Statement under the heading “Proposal No. 1—The Business Combination Proposal—Background of the Business Combination” is hereby amended and restated as follows:

On May 11, 2021 and May 12, 2021, members of Syniverse’s management and representatives of the Company and Moelis met in person at Syniverse’s Tampa, Florida headquarters to facilitate further due diligence by the Company on matters including public company readiness and Syniverse’s strategic priorities, with representatives of J.P. Morgan attending on May 12, 2021 to discuss the PIPE market and strategies for marketing the PIPE investment. Representatives of the Company met with the presidents of Syniverse’s Enterprise and Carrier business segments, each of whom described to representatives of the Company their respective business units, including the opportunities and challenges they faced. Representatives of the Company also met with Syniverse’s Chief Technology Officer to gain an understanding of key projects that were underway.

8.

The disclosure in the eighth paragraph beginning on page 186 and continuing on page 187 of the Proxy Statement under the heading “Proposal No. 1—The Business Combination Proposal—Background of the Business Combination” is hereby amended and restated as follows:

On May 17, 2021, the Board held a meeting via teleconference. At this meeting, management of the Company provided to the Board updates on the due diligence completed by the Company and the progress being made with respect to definitive documents for the proposed business combination transaction. At this meeting, management of the Company also provided the Board with a draft of the proposed investor presentation which included summary information prepared by Syniverse management concerning historical and projected financial performance of Syniverse, which was then discussed among the meeting participants. Management of the Company and representatives of J.P. Morgan discussed with the Board the current state of the PIPE market as well as trading multiples associated with peer companies of Syniverse from the transaction processing and technology industries. At this meeting, representatives of Brigade further informed the members of the Board of Brigade’s ongoing relationships with Syniverse, including the status of Brigade-managed funds and accounts as the largest holder of Syniverse’s debt and that Brigade-managed funds and accounts would receive proceeds in the proposed business combination transaction upon the repayment of Syniverse’s outstanding debt. As of May 17, 2021, Brigade held approximately 18.7% of Syniverse’s outstanding debt under the Existing Credit Facilities (or $346.0 million), all or a portion of which would be refinanced upon the consummation of the proposed business combination. The Board also discussed that the commitment by Brigade and its managed funds and accounts to participate in the PIPE would result in an equity investment by Brigade or such managed funds and accounts.

B.	Additional Supplemental Disclosures to Proxy Statement

Throughout the Proxy Statement, disclosures relating to the terms of the Sponsor Subscription Agreement are supplemented with the following information:

Sponsor may fund the purchase of $15,000,000 of Class A Stock at the Closing pursuant to the terms of the Sponsor Subscription Agreement at least in part with the proceeds of a loan secured by the Founder Shares held by Sponsor and the shares of Class A Stock acquired by Sponsor in the PIPE Investment. The Founder Shares securing this loan are expected to remain subject to the lock-up and vesting restrictions applicable to all Founder Shares pursuant to the Stockholders Agreement and the Sponsor Agreement, and the shares of Class A Stock acquired by Sponsor in the PIPE Investment securing this loan are expected to remain subject to the lock-up applicable to such shares pursuant to the Stockholders Agreement.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction, MBAC has filed a definitive proxy statement with the SEC. MBAC’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed transaction, as these materials will contain important information about MBAC, Syniverse and the proposed transaction. MBAC has mailed the definitive proxy statement to the stockholders of MBAC as of January 6, 2022, the record date established for the proposed transaction. MBAC stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge at the SEC’s website at http://www.sec.gov, or by directing a request to: M3-Brigade Acquisition II Corp., 1700 Broadway - 19th Floor, New York, New York 10019.

Participants in the Solicitation

MBAC and its directors and executive officers may be deemed participants in the solicitation of proxies of MBAC’s stockholders with respect to the proposed transaction. A list of those directors and executive officers and a description of their interests in MBAC have been filed in the proxy statement for the proposed transaction and are available at www.sec.gov. Additional information regarding the interests of such participants are contained in the proxy statement.

Syniverse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MBAC in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction have been included in the proxy statement for the proposed business combination.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Forward Looking Statements

This Current Report may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates and projections of the businesses of MBAC or Syniverse may differ from their actual results and consequently you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future financial and operating performance of MBAC and Syniverse and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of MBAC and Syniverse and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to complete the transactions contemplated by the Merger Agreement, including due to failure to obtain approval of the stockholders of MBAC or other conditions to closing in the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following announcement of the Merger Agreement and the proposed transactions contemplated thereby; (3) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the post-combination company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transactions contemplated thereby; (5) risks related to the uncertainty of the projected financial information with respect to Syniverse; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A Stock and public warrants on the NYSE following the proposed business combination; (7) risks related to the post-combination company’s ability to raise financing in the future; (8) the post-combination company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors following the proposed business combination; (9) our directors and officers potentially having conflicts of interest with our business or in approving the proposed business combination; (10) intense competition and competitive pressures from other companies in the industry in which the post-combination company will operate; (11) the business, operations and financial performance of Syniverse, including market conditions and global and economic factors beyond Syniverse’s control; (12) the effect of legal, tax and regulatory changes; (13) the receipt by MBAC or Syniverse of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (14) the risk that the proposed business combination disrupts current plans and operations of MBAC or Syniverse as a result of the announcement and consummation of the transactions described herein; (15) costs related to the proposed business combination; (16) changes in applicable laws or regulations; (17) the possibility that MBAC or Syniverse may be adversely affected by other economic, business, and/or competitive factors; (18) the amount of redemption requests made by MBAC’s public stockholders; (19) the impact of the continuing Covid-19 pandemic on MBAC, Syniverse and Syniverse’s projected results of operations, financial performance or other financial metrics or on any of the foregoing risks; and (20) other risks and uncertainties disclosed in MBAC’s Quarterly Reports on Form 10-Q and the proxy statement discussed above, including those under “Risk Factors,” and other documents filed or to be filed with the SEC by MBAC.

MBAC and Syniverse caution that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Syniverse and MBAC do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION II CORP.

Date: February 3, 2022	By:	/s/ Mohsin Y. Meghji
Name: Mohsin Y. Meghji
Title: Chairman and Chief Executive Officer